UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Recovery Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Recovery Energy, Inc.
1515 Wynkoop St., Suite 200
Denver, CO 80202

PROXY STATEMENT AND
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD _________ __, 2012

Important Notice Regarding the Availability of Proxy Materials for our Special Meeting of Stockholders to Be Held on
____________ __,  2012:
This Proxy Statement and the form of proxy are available to you at www.recoveryenergyco.com.

To Our Stockholders:

You are cordially invited to attend a special meeting of the stockholders of Recovery Energy, Inc., at our offices located at 1515 Wynkoop Street, Suite 200, Denver, CO, at 10:00 a.m. (Denver, Colorado time) on ___________, __________ __, 2012, or at any adjournment or postponement thereof, for the following purposes:

1.  To vote to ratify and approve the issuance of 1,500,000 unregistered shares of our common stock to purchase oil and gas interests in 15,600 gross, 2,400 net acres in the Chugwater prospect, including two horizontal wells drilled in that prospect, from TRW Exploration, LLC in connection with termination of a joint venture with TRW Exploration; and

2.  To transact such other business as may properly come before the meeting.

Nasdaq listing rules require stockholder approval of the purchase.  Details relating to the above proposal are set forth in the attached proxy statement. All of Recovery’s stockholders of record as of the close of business on August 20, 2012 will be entitled to notice of and to vote at such meeting or at any adjournment or postponement thereof.

All stockholders are cordially invited to attend the meeting. If you do not plan to attend the meeting, you are urged to sign, date and promptly return the enclosed proxy. A reply card is enclosed for your convenience. The giving of a proxy will not affect your right to vote in person if you attend the meeting.

This board of directors intends to send these proxy materials to stockholders on or about _______ __, 2012.

By Order of the Board of Directors

Roger A. Parker
Chairman, Board of Directors

_________, __, 2012

YOUR VOTE IS IMPORTANT.
PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY CARD PROMPTLY.

Proxy Solicitation

The board of directors of Recovery is soliciting proxies to be used at our special meeting of stockholders to be held at 10:00 a.m. on ___________, ______ __, 2012, at our offices located at 1515 Wynkoop Street, Suite 200, Denver, CO.  This proxy statement contains important information regarding Recovery’s special meeting, the proposal on which you are being asked to vote, information you may find useful in determining how to vote and voting procedures.

Who Can Vote

Stockholders of record at the close of business on August 20, 2012, also referred to herein as the “record date,” may vote at the special meeting. As of the record date, we had 17,953,028 issued and outstanding shares of common stock, which were held by approximately 20 record holders. If you hold shares in a stock brokerage account or by a nominee, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker or nominee, who is considered the record holder with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and you are also invited to attend the special meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the meeting unless you first obtain from your broker or nominee a letter recognizing you as the beneficial owner of your shares. Your broker or nominee has enclosed a voting instruction card for you to use. You are urged to vote by proxy regardless of whether you attend the special meeting.

How You Can Vote

You can vote your shares if you are represented by proxy or present in person at the special meeting. If you hold your shares through your broker in “street name,” you may direct your broker or nominee to vote by proxy, but you may not vote in person at the meeting unless you first obtain from your broker or nominee a letter recognizing you as the beneficial owner of your shares. If you return a properly signed proxy card, we will vote your shares as you direct. If your proxy card does not specify how you want to vote your shares, we will vote your shares “FOR” the election of all nominees for director and as recommended by our board of directors with regard to all other matters.

Revocation of Proxies

You can revoke your proxy at any time before it is voted at the special meeting by any of the following three methods:

●	by voting in person at the special meeting;
●	by delivering to our corporate secretary, Eric Ulwelling, a written notice of revocation dated after the proxy; or
●	by delivering another proxy dated after the previous proxy.

Required Votes

Each share of common stock has one vote on all matters properly brought before the special meeting. In order to conduct business at the special meeting, a quorum of a majority of the outstanding shares of common stock entitled to vote as of the record date must be present in person or represented by proxy. The affirmative vote of the holders of a majority of the common stock represented at the meeting, in person or by proxy, will be required to approve the proposal. Abstentions and broker non-votes will not be counted as votes cast or shares voting on the proposal and will have no effect on the vote.

Voting Procedures

Votes cast by proxy or in person at the special meeting will be counted by the persons we appoint to act as election inspectors for the special meeting. Abstentions and broker non-votes (as described below) are each included in the determination of the number of shares present at the special meeting for purposes of determining the presence of a quorum and are tabulated separately.

Costs of Proxy Solicitation

Recovery will bear the costs of soliciting proxies from its stockholders. Directors, officers and other employees and agents of Recovery, not specially employed for this purpose, may solicit proxies, without additional remuneration therefore, by personal interview, mail, telephone or other means of communication. Recovery will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock that are held of record by such brokers and fiduciaries and will reimburse such persons for their reasonable out-of-pocket expenses.

Admission to the Special Meeting

If you plan to attend the special meeting, please mark the appropriate box on the proxy card and return the proxy card promptly. If you are a stockholder of record and arrive at the special meeting without an admission ticket, you will only be admitted once we verify your share ownership. If you are a beneficial owner, you will only be admitted upon presentation of evidence of your beneficial holdings, such as a bank or brokerage firm account statement.

Stockholder List

A complete list of stockholders entitled to vote at the special meeting will be available for examination by any stockholder, for any purpose germane to the meeting, at the special meeting and at our principal executive offices located at 1515 Wynkoop St., Suite 200, Denver, CO 80202 during normal business hours for a period of at least 10 days prior to the special meeting.

PROPOSAL:
APPROVAL OF THE ISSUANCE OF 1,500,000 UNREGISTERED SHARES OF COMMON STOCK TO
PURCHASE OIL AND GAS INTERESTS IN 15,600 GROSS, 2,400 NET ACRES IN THE CHUGWATER
PROSPECT, INCLUDING TWO HORIZONTAL WELLS DRILLED IN THAT PROSPECT, FROM TRW
EXPLORATION, LLC IN CONNECTION WITH TERMINATION OF A JOINT VENTURE WITH TRW
EXPLORATION

We are seeking shareholder ratification and approval of the issuance of 1,500,000 unregistered shares of our common stock to TRW Exploration, LLC to purchase oil and gas interests in 15,600 gross, 2,400 net acres in the Chugwater prospect located in Laramie County, Wyoming, including two horizontal wells drilled in that prospect and mutual releases in connection with termination of a joint venture with TRW Exploration.  Our board of directors approved the transaction which closed in December, 2011.  TRW Exploration was majority owned by several of our shareholders, at least one of whom owned more than 5% of our outstanding common stock at the time the shares were issued.

Under the December 2010 joint venture agreement, TRW Exploration paid us $2,000,000 for the purchase of an interest in the 2,400 acres and also agreed to pay $7,100,000 of the drilling and completion costs of two horizontal wells to be drilled on the acreage in order to earn a 60% working interest in each well.  These two wells were drilled and completed in 2011 and are currently being evaluated as to their potential to sustain commercial production.  In addition to the $2,000,000 initial payment, TRW paid $7,100,000 of the drilling and completion costs of the two wells. Upon termination of the joint venture, TRW sold back its interest in the wells along with all of its rights to the undeveloped acreage in consideration for the issuance by the Company of 1,500,000 shares of unregistered common stock that we valued at $4,875,000 and the mutual releases.  The termination and release agreement with TRW Exploration, LLC is filed as Exhibit 10.2 to our current report on Form 8-K filed with the Securities and Exchange Commission, or SEC, on December 19, 2011 and is incorporated herein by reference.

On August 15, 2012 Nasdaq notified us that the transaction violated Nasdaq Listing Rule 5635(a)(2), which requires shareholder approval for the issuance of shares to purchase assets from any shareholder that owns more than 5% of the listed company's shares or holds voting power greater than 5%.  We are soliciting your ratification and approval of the transaction to comply with this rule.  If the transaction is not ratified and approved by our shareholders, Nasdaq could impose sanctions on us, which could include delisting of our common stock.

Recommendation of the Board of Directors

Recovery’s board of directors recommends that you vote “FOR” termination of the joint venture.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of our common stock as of August 20, 2012 by each of our executive officers and directors and each person known to be the beneficial owner of 5% or more of the outstanding common stock.  This table is based upon the total number of shares outstanding as of August 20, 2012 of 17,953,028.  Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our common stock subject to options or warrants currently exercisable or exercisable within 60 days after the date hereof are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each stockholder listed in the table is c/o Recovery Energy, 1515 Wynkoop Street, Suite 200, Denver, Colorado 80202.

Name and Address of Beneficial Owner	Beneficially Owned	Percent of Class Beneficially Owned
Directors and Executive Officers

Roger A. Parker, Chief Executive Officer and Chairman of Board of Directors	1,375,000(1)	7.66%

A. Bradley Gabbard, Chief Financial Officer and Director	103,500(1)	0.58%

Timothy N. Poster, Director	151,325(1)	0.84%

W. Phillip Marcum, Director	50,000(1)	0.28%

Bruce B. White, Director	50,000(1)	0.28%

D. Kirk Edwards, Director	82,627(1)	0.46%

Officers and directors as a group (six persons)	1,812,452(1)	10.10%

Hexagon Investments, LLC	2,675,000(2)	14.11%

Edward Mike Davis, L.L.C. (3)	3,015,417	16.80%

Steven B. Dunn and Laura Dunn Revocable Trust	1,752,108(4)	9.76%

J. Steven Emerson	974,157(5)	5.43%

Wallington Investment Holdings, Ltd	1,589,741	8.86%

(1)	Some of these shares are subject to vesting.
(2)
Includes (i) 1,250,000 shares owned by Hexagon, LLC, (ii) 1,000,000 shares underlying warrants held by Hexagon, (ii) 129,008 shares owned by Labryinth Enterprises LLC, which is controlled by Scott J. Reiman, (iii) 245,992 shares owned by Reiman Foundation, which is controlled by Scott J. Reiman and (iv) 50,000 shares owned by Scott J. Reiman. Mr. Reiman is President of Hexagon Investments.

(3)	Edward Mike Davis has sole voting control over Edward Mike Davis, L.L.C.
(4)
Includes (i) 1,578,190 shares owned by Steven B. Dunn and Laura Dunn Revocable Trust, (ii) 86,959 shares owned by Beau 8, LLC and (iii) 86,959 shares owned by Winston 8, LLC.  Steven B. Dunn and Laura Dunn are trustees of the Trust and also share voting and dispositive power with respect to the shares owned by the LLCs.

(5)
Includes (i) 480,000 shares owned by J. Steven Emerson Roth IRA, (ii) 254,157 shares owned by J. Steven Emerson Roth II IRA, (iii) 105,000 shares owned by Emerson Partners, (iv) 75,000 shares owned by J. Steven Emerson and (v) 60,000 shares owned by Emerson Family Foundation.  J. Steven Emerson controls each of these entities.

FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements concerning future production, reserves or other resource development opportunities, any projected well performance or economics, or potential joint ventures or strategic partnerships; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing.

Forward-looking statements may include the words “may,” “should,” “could,” “estimate,” “intend,” “plan,” “project,” “continue,” “believe,” “expect” or “anticipate” or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this presentation. Except as required by law, we do not intend, and undertake no obligation, to update any forward-looking statement.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. However, whether actual results and developments will conform to our expectations and predictions is subject to a number of risks and uncertainties that, among other things, could cause actual results to differ materially from those contained in the forward-looking statements, including without limitation the risk factors set forth in our amended annual report on Form 10-K/A for the year ended December 31, 2011, as updated by our quarterly report on Form 10-Q for the period ended June 30, 2012.

The factors impacting these risks and uncertainties include, but are not limited to:

●	estimated quantities and quality of oil and natural gas reserves;
●	exploration, exploitation and development results;
●	fluctuations in the price of oil and natural gas, including reductions in prices that would adversely affect our revenue, cash flow, liquidity and access to capital;
●	availability of capital on an economic basis, or at all, to fund our capital needs;
●	availability of, or delays related to, drilling, completion and production, personnel, supplies and equipment;
●	the timing and amount of future production of oil and gas;
●	the completion, timing and success of our drilling activity;

●	the inability of management to effectively implement our strategies and business plans;
●	potential default under our secured obligations or material debt agreements;
●	lower oil and natural gas prices negatively affecting our ability to borrow or raise capital, or enter into joint venture arrangements;
●	declines in the values of our natural gas and oil properties resulting in write-downs;
●	inability to hire or retain sufficient qualified operating field personnel;
●	increases in interest rates or our cost of borrowing;
●	deterioration in general or regional (especially Rocky Mountain) economic conditions;
●	the strength and financial resources of our competitors;
●
the occurrence of natural disasters, unforeseen weather conditions, or other events or circumstances that could impact our operations or could impact the operations of companies or contractors we depend upon in our operations;

●	inability to acquire or maintain mineral leases at a favorable economic value that will allow us to expand our development efforts;
●	delays, denials or other problems relating to our receipt of operational consents and approvals from governmental entities and other parties;
●	unanticipated recovery or production problems, including cratering, explosions, fires and uncontrollable flows of oil, gas or well fluids;
●	environmental liabilities;
●	loss of senior management or technical personnel;
●	adverse state or federal legislation or regulation that increases the costs of compliance, or adverse findings by a regulator with respect to existing operations;
●	changes in U.S. GAAP or in the legal, regulatory and legislative environments in the markets in which we operate; and
●	other factors, many of which are beyond our control.

Many of these factors are beyond our ability to control or predict. These factors are not intended to represent a complete list of the general or specific factors that may affect us.

For a detailed description of these and other factors that could cause actual results to differ materially from those expressed in any forward-looking statement, we urge you to carefully review and consider the disclosures made in the “Risk Factors” sections of our SEC filings, available free of charge at the SEC’s website (www.sec.gov).

We also may make material acquisitions or divestitures or enter into financing transactions. None of these events can be predicted with certainty and the possibility of their occurring is not taken into consideration in the forward-looking statements.

New factors that could cause actual results to differ materially from those described in forward-looking statements emerge from time to time, and it is not possible for us to predict all such factors, or the extent to which any such factor or combination of factors may cause actual results to differ from those contained in any forward-looking statement. We assume no obligation to update publicly any such forward -looking statements, whether as a result of new information, future events, or otherwise.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates by writing to the SEC. Please call the SEC at 1–800–SEC–0330 for further information on the operation of its Public Reference Room. Our common stock is listed on the Nasdaq Global Market under the symbol “RECV.”

The SEC allows “incorporation by reference” into this proxy statement of information that we file with the SEC. This permits us to disclose important information to you by referencing these filed documents. Any information referenced this way is considered to be a part of this proxy statement and any information filed by us with the SEC subsequent to the date of this proxy statement will automatically be deemed to update and supersede this information. We incorporate by reference the following documents which we have filed with the SEC:

●	our amended annual report on Form 10-K/A for the year ended December 31, 2011;
●	our quarterly reports on Form 10-Q for the periods ended March 31, 2012 and June 30, 2012;
●	our current reports on Form 8-K filed December 19, 2011 and August 21, 2012; and
●	the description of our common stock set forth in our registration statement on Form S-1 (File No. 333-164291).

We incorporate by reference any filings made with the SEC in accordance with Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 on or after the date of this proxy statement.

We will promptly provide a copy of the documents we incorporate by reference (other than exhibits attached to those documents, unless such exhibits are specifically incorporated by reference into the information incorporated herein), at no cost, to any person who receives this proxy statement. You may request a copy of any or all of these documents, either orally or in writing, by contacting us at the following address and phone number:

Recovery Energy, Inc.
1515 Wynkoop St., Suite 200
Denver, CO 80202
1-303-951-7920

OTHER BUSINESS

We know of no other matter to be acted upon at the meeting. However, if any other matters are properly brought before the meeting, the person named in the accompanying proxy card as proxy for the holders of Recovery’s common stock will vote thereon in accordance with their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
 FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
 RECOVERY ENERGY, INC.
 TO BE HELD ___________ __, 2012

The undersigned hereby appoints Roger A. Parker and A. Bradley Gabbard, or either of them, as the lawful agent and proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Recovery Energy, Inc. held of record by the undersigned, that the undersigned would be entitled to vote if personally present at the special meeting of stockholders to be held  at 10:00  a.m. on  _________ __, 2012, at our offices located at 1515 Wynkoop Street, Suite 200, Denver, CO, or any adjournment or postponement thereof.

1.  To ratify and approve the issuance of 1,500,000 unregistered shares of our common stock to purchase oil and gas interests in 15,600 gross, 2,400 net acres in the Chugwater prospect, including two horizontal wells drilled in that prospect, from TRW Exploration, LLC in connection with termination of a joint venture with TRW Exploration.

_____________ FOR
_____________ AGAINST
_____________ ABSTAIN

2.  In his discretion, the proxy is authorized to vote upon any matters which may properly come before the special meeting, or any adjournment or postponement thereof.

It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. Where no choice is specified by the stockholder, the proxy will be voted for the proposal set forth on this proxy.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said proxy may do by virtue hereof.

Please indicate whether you will attend the special meeting of stockholders on _________ __, 2012.

I ❑ plan ❑ do not plan to attend the special meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE		Date:

SIGNATURE		Date:

Signature if held jointly

NOTE: Please sign exactly as name appears on the envelope in which this proxy card and the accompanying proxy statement were sent to you. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please provide full title and capacity. Corporations must provide full name of corporation and title of authorized officer signing.